EXHIBIT 10.2
WAIVER
     This Waiver (this “Waiver”) is entered into as of October 6, 2010 by and among Robbins & Myers, Inc., an Ohio corporation (the “Borrower”), Robbins & Myers Finance Europe B.V., a Netherlands corporation (the “Subsidiary Borrower”), the undersigned Lenders and JPMorgan Chase Bank, N.A, as administrative agent (the “Administrative Agent”).
RECITALS
     A. The Borrower, the Subsidiary Borrower, the Administrative Agent and the Lenders are party to that certain Fifth Amended and Restated Credit Agreement dated as of December 19, 2006 (the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Waiver shall have the meanings ascribed to them by the Credit Agreement.
     B. The Borrower desires to make an acquisition by merger of one hundred percent (100%) of the Capital Stock of T-3 Energy Services Inc. on terms and conditions substantially similar to the terms and conditions consistent with those disclosed in the Borrower’s presentation to the Administrative Agent and the Lenders on March 19, 2010 and the materials distributed in connection therewith (the “Acquisition”).
     C. The Borrower has requested that the Required Lenders waive any Event of Default that may occur under Article VII paragraph (m) of the Credit Agreement arising solely as a result of the approval of the Acquisition by either the Board of Directors of the Borrower or the shareholders of the Borrower (the “Specified Event of Default”).
     D. The undersigned Lenders wish to waive the Specified Event of Default on the terms and conditions set forth below.
     Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
          1. Waiver. The undersigned Lenders hereby waive the Specified Event of Default.
          2. Representations and Warranties of the Borrower and the Subsidiary Borrower. The Borrower and Subsidiary Borrower jointly and severally represent and warrant to the Administrative Agent and the Lenders:
     (a) The execution, delivery and performance by each of the Borrower and the Subsidiary Borrower of this Waiver have been duly authorized by all requisite corporate and, if required, stockholder action and that this Waiver is a legal, valid and binding obligation of each of the Borrower and the Subsidiary Borrower enforceable against each of the Borrower and the Subsidiary Borrower in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, voidable preference or similar laws and the application of equitable principles generally.

     (b) Each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representation or warranty expressly relates to an earlier date, in which case such representation or warranty was true and correct in all material respects on and as of such earlier date.
     (c) No Default or Event of Default has occurred and is continuing.
          3. Effective Date. This Waiver shall become effective on the date of satisfaction of the following conditions:
          (a) the execution and delivery hereof by the Borrower, the Subsidiary Borrower, the Administrative Agent and the Required Lenders (without respect to whether it has been executed and delivered by all the Lenders);
          (b) the execution and delivery by the Guarantors of a Reaffirmation of Guarantee Agreement in the form of Exhibit A hereto; and
          (c) the Administrative Agent shall have received all fees, charges and expenses payable to the Administrative Agent as required by this Waiver and in connection with the documentation related hereto, including, without limitation, a waiver fee (collectively, the “Waiver Fees”) payable to each Lender that approves this Waiver in the amount of $10,000 per approving Lender, which Waiver Fees shall have been paid to the Administrative Agent for the benefit of the applicable Lenders promptly after notice has been given by the Administrative Agent to the Borrower that Lenders comprising the Required Lenders have delivered to the Administrative Agent executed signature pages for this Waiver (without regard to the effectiveness of this Waiver at such time).
          4. Reference to and Effect Upon the Credit Agreement.
          (a) Except as specifically waived above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
          (b) The execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, nor constitute a waiver of any Default or Event of Default, except as specifically set forth herein. Without limiting the foregoing, nothing herein shall waive the requirements of Section 6.04(g) of the Credit Agreement with respect to the Acquisition.
          5. Costs and Expenses. The Borrower hereby affirms its obligations under Section 9.05 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Waiver, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

          6. Governing Law. This Waiver shall be construed in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of laws.
          7. Headings. Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purposes.
          8. Counterparts. This Waiver may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.
[signature page follows]

          IN WITNESS WHEREOF, the parties have executed this Waiver as of the date and year first above written.

ROBBINS & MYERS, INC.
By	/s/ Christopher M. Hix
	Name:	Christopher M. Hix
	Title:	Vice President and Chief Financial Officer

ROBBINS & MYERS FINANCE EUROPE, B.V.
By	/s/ Christopher M. Hix
	Name:	Christopher M. Hix
	Title:	Managing Director

Signature Page to Waiver

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent
By	/s/ Dana J. Moran
	Name:	Dana J. Moran
	Title:	Vice President

Signature Page to Waiver

BMO CAPITAL MARKETS FINANCING, INC., as a Lender
By	/s/ Thad D. Rasche
	Name:	Thad D. Rasche
	Title:	Director

Signature Page to Waiver

FIFTH THIRD BANK, as a Lender
By	/s/ Megan S. Szewe
	Name:	Megan S. Szewe
	Title:	Vice President

Signature Page to Waiver

CITIZENS BANK OF PENNSYLVANIA, as a Lender
By	/s/ Philip R. Medsger
	Name:	Philip R. Medsger
	Title:	Senior Vice President

Signature Page to Waiver

BANK OF AMERICA, N.A., as a Lender
By	/s/ William M. Bulger, Jr.
	Name:	William M. Bulger, Jr.
	Title:	Vice President

Signature Page to Waiver

PNC BANK, as a Lender
By	/s/ Neal J. Hinker
	Name:	Neal J. Hinker
	Title:	Sr. Vice President

Signature Page to Waiver

EXHIBIT A
REAFFIRMATION OF GUARANTEE AGREEMENT
          Each of the undersigned (i) acknowledges receipt of a copy of the Waiver dated as of October ___, 2010 (the “Waiver”), among Robbins & Myers, Inc., Robbing & Myers Finance Europe B.V., the Lenders party thereto and JPMorgan Chase Bank, N.A, as administrative agent, (ii) consents to the Waiver and each of the transactions referenced therein and (iii) hereby reaffirms its obligations under the Amended and Restated Guarantee Agreement dated as of May 15, 1998 in favor of the Collateral Agent, for the benefit of the Lenders (as such terms are defined in the Waiver).
Dated as of October __, 2010

PFAUDLER, INC.
By:
Name:
Title:

CHEMINEER, INC.
By:
Name:
Title:

EDLON INC.
By:
Name:
Title:

GLASTEEL PARTS AND SERVICES, INC.
By:
Name:
Title:

E.C. MOTORS, INC.
By:
Name:
Title:

INDEX MANUFACTURING CO., INC.
By:
Name:
Title:

MOYNO, INC.
By:
Name:
Title:

R&M ENVIRONMENTAL STRATEGIES, INC.
By:
Name:
Title:

ROBBINS & MYERS ENERGY SYSTEMS, INC.
By:
Name:
Title:

TARBY OF DELAWARE, INC.
By:
Name:
Title:

ROBBINS & MYERS ENERGY SYSTEMS L.P.
By:	Robbins & Myers Energy Systems, Inc., as general partner

By:
Name:
Title:

ROBBINS & MYERS HOLDINGS, INC.
By:
Name:
Title:

ROMACO INC.
By:
Name:
Title: